SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

February 24, 2009
____________________________________
Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.
_______________________________________
(Exact name of registrant as specified in its charter)

Delaware
______________________________
(State or other jurisdiction of incorporation)

001-33228 (Commission File Number)	20-0065053 (IRS Employer Identification No.)

6510 Abrams Road, Suite 300, Dallas, TX 75231
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(Address of Principal Executive Offices)

Registrant's telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

On February 24, 2009, Richard Rinberg, the Chief Executive Officer of Zion Oil & Gas, Inc. (the "Company") began to send a letter to the Company's shareholders and other persons listed on the Company’s database addressing recent developments. A copy of such letter is attached to this report as Exhibit 99.1.

Item 9.01(d): Exhibits

99.1 Database E-Mail Update, dated February 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil and Gas, Inc.

Date: February 24, 2009	By:	/s/ Richard J. Rinberg
Richard J. Rinberg
Chief Executive Officer